SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) September 15, 1999
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


DELAWARE                           0-24708                      47-0702918
- ------------------------------------------------------------------------------
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                        10228 "L" Street, Omaha, NE 68127
                        ---------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Food For Health Company, Inc. ("FFH"), an Arizona corporation and a wholly owned subsidiary of AMCON Distributing Company ("AMCON"), a Delaware corporation, entered into a Stock Purchase Agreement, dated August 30, 1999 (the "Stock Purchase Agreement") with Health Food Associates ("HFA") and each of its shareholders.

On September 15, 1999, upon terms set forth in the Stock Purchase Agreement, FFH completed its purchase of all of the outstanding stock of HFA for a purchase price of $14.0 million. There are no material relationships between FFH and HFA or any of its shareholders and the purchase price was determined by arm's-length negotiations. Funding for the acquisition was provided as follows: $4 million through borrowings under AMCON's revolving credit facility; $2.0 million through borrowings under an 8% Convertible Subordinated Note (the "Convertible Note") from FFH to the sellers; and $8.0 million through borrowings under a Secured Promissory Note (the "Secured Note") from FFH to the sellers. Costs and expenses incurred by FFH in connection with the acquisition were paid from cash flow from operations.

Both the Convertible Note and the Secured Note have five-year terms and bear interest at 8% per annum. Principal on the Convertible Note is due in a single payment at maturity. Principal on the Secured Note is payable in installments of $800,000 per year with the balance due at maturity. The Secured Note is secured by a pledge of the stock of HFA. The principal balance of the Convertible Note may be converted into stock of FFH under circumstances set forth in the Convertible Note.

On September 16, 1999, AMCON and FFH issued a press release announcing that the acquisition of HFA pursuant to the Stock Purchase Agreement had been completed. The press release is filed herewith as an exhibit and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

         (a)       Financial Statements of Business Acquired

                   The information required to be presented under this item is not yet available and will be provided in an amendment to this Form 8-K, which will be filed by the registrant on or before November 14, 1999.


         (b)       Pro Forma Financial Information

                   The information required to be presented under this item is not yet available and will be provided in an amendment to this Form 8-K, which will be filed by the registrant on or before November 14, 1999.


         (c)       Exhibits

                   The following items are filed as exhibits to this report:


         EXHIBIT NO.       DESCRIPTION

         2.1 Stock Purchase Agreement, dated August 30, 1999, by and among Food For Health Company, Inc., a wholly-owned subsidiary of AMCON Distributing Company and Health Food Associates

         10.1 8% Convertible Subordinated Note, dated September 15, 1999 by and between AMCON Distributing Company and Health Food Associates

         10.2 Secured Promissory Note, dated September 15, 1999 by and between AMCON Distributing Company and Health Food Associates

         10.3 Pledge Agreement, dated September 15, 1999, by and between AMCON Distributing Company and Health Food Associates

         99.1 Press release, dated September 16, 1999, issued by AMCON Distributing Company and Food For Health Company, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)



Date:    September 30, 1999    By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Treasurer & Chief Financial
                                           Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

2.1 Stock Purchase Agreement, dated August 30, 1999, by and among Food For Health Company, Inc., a wholly-owned subsidiary of AMCON Distributing
                 Company and Health Food Associates.

10.1 8% Convertible Subordinated Note, dated September 15, 1999 by and between AMCON Distributing Company and Health Food Associates

10.2 Secured Promissory Note, dated September 15, 1999 by and between AMCON Distributing Company and Health Food Associates

10.3 Pledge Agreement, dated September 15, 1999, by and between AMCON Distributing Company and Health Food Associates

99.1 Press release, dated September 16, 1999, issued by AMCON Distributing Company and Food For Health Company, Inc.